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                    UNITED INVESTORS LIFE INSURANCE COMPANY
        Advantage Plus Flexible Premium Variable Life Insurance Policy

        Supplement dated July 20, 2000 to Prospectus dated May 1, 2000

The following information supplements and supersedes any contrary information in the Advantage Plus Prospectus.

Effective July 31, 2000, the telephone contact number located in the "Inquiries" section on Page 4 of the Prospectus will be the same for all policies. If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at:

                  United Investors Life Insurance Company
                  Administrative Office
                  P.O. Box 10287
                  Birmingham, AL  35202-0287
                  Telephone:  (800) 340-3787


Please keep this Supplement with your Prospectus dated May 1, 2000, for the Advantage Plus Flexible Premium Variable Life Insurance Policy.

Form U-1165-1, Ed. 7-00